UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2006

NAVISTAR FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 1, 2006, Navistar Financial Retail Receivables Corporation, a Delaware corporation (the “Seller”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with Chase Bank USA, National Association, as owner trustee, relating to the Navistar Financial 2006-ARC Owner Trust (the “Trust”), a Delaware statutory trust created on June 12, 2006. On September 1, 2006, the Seller and the Trust, entered into a Pooling Agreement, a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property and a beneficial interest in retail leases of medium and heavy duty trucks, truck chassis, buses and trailers and related property were transferred to the Trust. On September 1, 2006, the Trust sold a Floating Rate Asset Backed Note, Series 2006-ARC (the “Note”), having an aggregate maximum principal amount of $418,516,971.53. The Note was issued pursuant to an Indenture, dated as of September 1, 2006, between the Trust and LaSalle Bank National Association, as indenture trustee, a copy of which is filed as an exhibit hereto. On September 1, 2006, the Note was sold to ABN AMRO Bank N.V. (“ABN AMRO”), as funding agent to the investors, pursuant to a Note Purchase Agreement, by and among the Seller, Navistar Financial Corporation, as servicer, ABN AMRO, as funding agent for the investors and as an alternate investor, Amsterdam Funding Corporation, as conduit investor, and the other alternate investors from time to time party thereto, a copy of which is filed as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	Note Purchase Agreement, dated as of September 1, 2006, among Navistar Financial Retail Receivables Corporation, as seller, Navistar Financial Corporation, as servicer, ABN AMRO Bank N.V., as funding agent for the investors and as an alternate investor, Amsterdam Funding Corporation, as conduit investor, and the other alternate investors from time to time party thereto.

Exhibit 10.2	Pooling Agreement, dated as of September 1, 2006 between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2006-ARC Owner Trust, as issuer.

Exhibit 10.3	Indenture, dated as of September 1, 2006, between Navistar Financial 2006-ARC Owner Trust, as issuer, and LaSalle Bank National Association, as indenture trustee.

Exhibit 10.4	Trust Agreement, dated as of September 1, 2006, between Navistar Financial Retail Receivables Corporation, as seller, and Chase Bank USA, National Association, as owner trustee.

Exhibit 10.5	Purchase Agreement, dated as of September 1, 2006, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.

Exhibit 10.6	Servicing Agreement, dated September 1, 2006, among Navistar Financial Retail Receivables Corporation, LaSalle Bank National Association, as indenture trustee, Navistar Financial 2006-ARC Owner Trust, as issuer, Navistar Financial Corporation, as servicer, Navistar Leasing Company, Harco Leasing Company, Inc., The Bank of New York Trust Company, N.A., as collateral agent, and J.P. Morgan Trust Company, National Association (as successor-in-interest to Bank One, National Association), as portfolio trustee.

Exhibit 10.7	Lease Purchase Agreement, dated as of September 1, between Harco Leasing Company, Inc. and Navistar Financial Corporation.

Exhibit 10.8	Titling Trust Supplement, dated as of September 1, among Harco Leasing Company, Inc., as grantor and initial beneficiary, J.P. Morgan Trust Company, National Association (as successor-in-interest to Bank One, National Association), as general interest trustee and Series 2006-ARC portfolio trustee, and Chase Bank USA, National Association (as successor-in-interest to Bank One Delaware, Inc.), as Delaware trustee.

Exhibit 10.9	Collateral Supplement, dated as of September 1, among Harco Leasing Company, Inc., Navistar Leasing Company, the Series 2006-ARC Portfolio Interest Obligors identified therein, Navistar Financial Corporation, as servicer, Navistar Financial Retail Receivables Corporation, Navistar Financial 2006-ARC Owner Trust, LaSalle Bank National Association, as indenture trustee, and The Bank of New York Trust Company, N.A., as collateral agent.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

/s/ John V. Mulvaney, Sr.
By:	John V. Mulvaney, Sr.
Its:	Vice President and Controller (Principal Accounting Officer)

Date: September 8, 2006

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Note Purchase Agreement, dated as of September 1, 2006, among Navistar Financial Retail Receivables Corporation, as seller, Navistar Financial Corporation, as servicer, ABN AMRO Bank N.V., as funding agent for the investors and as an alternate investor, Amsterdam Funding Corporation, as conduit investor, and the other alternate investors from time to time party thereto.

Exhibit 10.2	Pooling Agreement, dated as of September 1, 2006 between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2006-ARC Owner Trust, as issuer.

Exhibit 10.3	Indenture, dated as of September 1, 2006, between Navistar Financial 2006-ARC Owner Trust, as issuer, and LaSalle Bank National Association, as indenture trustee.

Exhibit 10.4	Trust Agreement, dated as of September 1, 2006, between Navistar Financial Retail Receivables Corporation, as seller, and Chase Bank USA, National Association, as owner trustee.

Exhibit 10.5	Purchase Agreement, dated as of September 1, 2006, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.

Exhibit 10.6	Servicing Agreement, dated September 1, 2006, among Navistar Financial Retail Receivables Corporation, LaSalle Bank National Association, as indenture trustee, Navistar Financial 2006-ARC Owner Trust, as issuer, Navistar Financial Corporation, as servicer, Navistar Leasing Company, Harco Leasing Company, Inc., The Bank of New York Trust Company, N.A., as collateral agent, and J.P. Morgan Trust Company, National Association (as successor-in-interest to Bank One, National Association), as portfolio trustee.

Exhibit 10.7	Lease Purchase Agreement, dated as of September 1, between Harco Leasing Company, Inc. and Navistar Financial Corporation.

Exhibit 10.8	Titling Trust Supplement, dated as of September 1, among Harco Leasing Company, Inc., as grantor and initial beneficiary, J.P. Morgan Trust Company, National Association (as successor-in-interest to Bank One, National Association), as general interest trustee and Series 2006-ARC portfolio trustee, and Chase Bank USA, National Association (as successor-in-interest to Bank One Delaware, Inc.), as Delaware trustee.

Exhibit 10.9	Collateral Supplement, dated as of September 1, among Harco Leasing Company, Inc., Navistar Leasing Company, the Series 2006-ARC Portfolio Interest Obligors identified therein, Navistar Financial Corporation, as servicer, Navistar Financial Retail Receivables Corporation, Navistar Financial 2006-ARC Owner Trust, LaSalle Bank National Association, as indenture trustee, and The Bank of New York Trust Company, N.A., as collateral agent.